                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           WHITE CAP INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           WHITE CAP INDUSTRIES, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

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
                           WHITE CAP INDUSTRIES, INC.
                               3120 AIRWAY AVENUE
                          COSTA MESA, CALIFORNIA 92626


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 22, 1998


To the Stockholders of WHITE CAP INDUSTRIES, INC.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of White Cap Industries, Inc., a Delaware corporation (the "Company"), will be held at the Doubletree Hotel, 3050 Bristol Street, Costa Mesa, California 92626, beginning at 9:00 a.m., local time, on September 22, 1998.

   The Annual Meeting of the Stockholders of the Company is being held for the following purposes:

      (1) to elect six members of the Board of Directors to serve for the ensuing year or until their successors are elected and qualified;

      (2) to consider and approve a proposal to increase the base number of shares of the Company's common stock, $0.01 par value, authorized for issuance under the 1997 Long-Term Equity Incentive Plan from 500,000 to 1,000,000;

      (3) to consider and ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1999; and

      (4) to transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

   For the purpose of electing Directors, each stockholder is entitled to one vote for each director to be elected for each share of Common Stock owned. The candidates receiving the highest number of votes will be elected.

   Shares represented by properly executed proxies will be voted in accordance with the specifications therein. It is the intention of the Board of Directors that shares represented by proxies, which do not contain directions to the contrary, will be voted FOR the election of the directors named in the attached Proxy Statement.

   The Board of Directors has fixed the close of business on July 28, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. Your proxy will be revocable at any time prior to its exercise.

                                             By Order of the Board of Directors,


                                             DAN TSUJIOKA
                                             Secretary

Costa Mesa, California
August 28, 1998

                             YOUR VOTE IS IMPORTANT

   NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

                           WHITE CAP INDUSTRIES, INC.
                               3120 AIRWAY AVENUE
                          COSTA MESA, CALIFORNIA 92626

                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES

   THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WHITE CAP INDUSTRIES, INC. (THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 9:00 A.M. LOCAL TIME ON SEPTEMBER 22, 1998, AT THE DOUBLETREE HOTEL, 3050 BRISTOL STREET, COSTA MESA, CALIFORNIA 92626, AND AT ANY ADJOURNMENT THEREOF. THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT AUGUST 28, 1998.

   The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but Directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

                         VOTING PROCEDURE AND TABULATION

   All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If no contrary direction is given in the executed proxy, the proxy will be voted "for" each of the nominees described herein (See "Election of Directors"). An executed proxy may be revoked at any time before its exercise by filing with the Secretary of the Company, at 3120 Airway Avenue, Costa Mesa, California 92626, the principal executive office of the Company, a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a stockholder's right to vote in person should such stockholder find it convenient to attend the Annual Meeting and desire to vote in person.

   Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

   The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                       OUTSTANDING SHARES OF COMMON STOCK

   On July 28, 1998, the record date with respect to this solicitation for determining stockholders entitled to notice of and to vote at the Annual Meeting, 10,651,218 shares of the Company's Common Stock were outstanding. Only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of July 1, 1998, by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all directors and executive officers as a group.



                                                  NUMBER OF           PERCENTAGE OF SHARES OF
                                                  SHARES OF          COMMON STOCK BENEFICIALLY
  NAME                                          COMMON STOCK                    OWNED
--------                                      -----------------     ---------------------------
Greg Grosch ................................      2,699,689(a)                   25.4%

Dan Tsujioka ...............................        186,051(b)                    1.7

Chris Lane .................................        157,760(c)                    1.5

Richard Gagnon .............................        174,000(d)                    1.6

Jack Karg ..................................          9,918(e)                     *

Brian Etter ................................          6,416(f)                     *

Mark M. King ...............................      1,214,986 (g)                  11.4

James A. Johnson ...........................        550,329(h)                    5.2

Charles A. Hamilton ........................        192,509(i)                    1.8

Apex Investment Fund III, L.P. and
affiliate ..................................        550,329(h)                    5.2

KRG Capital Partners, LLC ..................       1,214,986(g)                   11.4

All Officers  and  Directors as a Group
(9 Persons) ................................       5,191,658(g)(h)(i)             48.6

----------
*   Indicates less than 1%.

(a) Includes 269,967 shares held by trusts for the benefit of Mr. Grosch's children.

(b) Includes (i) 8,874 shares held by trusts for the benefit of Mr. Tsujioka's children; (ii) 7,604 shares subject to options that are currently exercisable; and (iii) 7,604 shares subject to options which will become exercisable on September 30, 1998.

(c) Includes 21,750 shares held by Mr. Lane's wife.

(d) All of the shares held by Mr. Gagnon were purchased from Mr. Grosch effective February 25, 1997 but 139,200 of such shares remain subject to repurchase by Mr. Grosch in the event Mr. Gagnon leaves the Company prior to February 25, 2001. Twenty-five percent of the remaining 139,200 shares vest each year which commenced on February 25, 1998 and vested shares are no longer subject to the repurchase right of Mr. Grosch.

(e) Includes 4,959 shares subject to options that are currently exercisable and 4,959 shares subject to options which will become exercisable on September 30, 1998.

(f) Includes 2,958 shares subject to options that are currently exercisable and 2,958 shares subject to options which will become exercisable on September 30, 1998.

(g) Includes 1,214,986 shares held by certain members of KRG Capital Investments II, LLC, an investment limited liability company ("KRG II") of which KRG Capital is the manager. The managing directors of KRG Capital are Mark M. King, Bruce L. Rogers and Charles R. Gwirtsman. All the shares held by such members of KRG II are subject to a voting agreement providing KRG Capital the right to vote all of such shares. Mr. King is a Managing Director and the founder of KRG Capital and as a result may be deemed to share beneficial ownership of all such shares covered by the voting agreement. Mr. King disclaims beneficial ownership of all shares covered by the voting agreement, other than 300,223 shares held directly by Mr. King, his wife, and a trust formed for the benefit of their children.

(h) Includes 515,778 shares held by Apex Investment Fund III, L.P. and 34,551 shares held by Apex Strategic Partners LLC. Mr. Johnson is the President of Stellar Investment Co., a managing member of Apex Management III, LLC, which is the sole general partner of Apex Investment Fund III, L.P. and the Manager of Apex Strategic Partners, LLC. As a result, Mr. Johnson may be deemed to share beneficial ownership of such shares, although he disclaims such beneficial ownership.

(i) Includes 192,509 shares held by Bayview Investors, L.P. Mr. Hamilton is a managing director of BancAmerica Robertson Stephens, the general partner of Bayview Investors, Ltd.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

COMPOSITION OF BOARD

   The Company's Board of Directors consists of such number of Directors as may be determined by the Board of Directors from time to time. All directors are elected annually by the stockholders. Six directors are to be elected at the meeting, each to hold office until his successor is elected and qualified or until his earlier resignation, death or removal.

NOMINEES FOR ELECTION TO BOARD

   The nominees for election are Greg Grosch, Dan Tsujioka, Chris Lane, Mark King, Chuck Hamilton and James Johnson. All of the nominees have agreed to serve if elected.

VOTE REQUIRED FOR ELECTION OF DIRECTORS

   For the purpose of electing Directors, each stockholder is entitled to one vote for each Director to be elected for each share of Common Stock owned. The candidates receiving the highest number of votes will be elected.

   The accompanying proxies solicited by the Board of Directors will be voted "for" the election of the nominees unless the proxy card is marked to withhold authority to vote for any nominee.

INFORMATION CONCERNING NOMINEES

   The following sets forth certain information with respect to the nominees for Directors of the Company.


NAME                  AGE    POSITION
----                  ---    --------
Greg Grosch           51     Chairman of the Board of Directors, Chief Executive Officer
                             and President

Dan Tsujioka          49     Executive Vice President -- Merchandising, Secretary and
                             Director

Chris Lane            37     Chief Financial Officer and Director

Mark King             38     Director

James Johnson         60     Director

Charles Hamilton      49     Director


    GREG GROSCH, 51, is Chairman, Chief Executive Officer and President of the Company and has 25 years experience in retailing. In 1976, Mr. Grosch formed White Cap Industries, Inc. and since then has directed and been directly involved in all aspects of the business and implementation of the Company's growth strategy. Prior to joining the Company, Mr. Grosch held sales and marketing positions with a major regional grocery chain and a national oil company. Mr. Grosch holds a Bachelor's Degree in Marketing from California State University, Northridge.

   DAN TSUJIOKA, 49, joined the Company in November 1996 as Executive Vice President and was elected Director in February 1997. In July 1997, Mr. Tsujioka was appointed Executive Vice President Merchandising, with responsibility for Company-wide merchandising. Mr. Tsujioka was a member of the original founding group and the first general manager of Home Depot, Inc., where he started the first prototype warehouse for Home Improvement Supplies (the predecessor to Home Depot). Mr. Tsujioka was with Home Depot and its predecessors from 1980 to 1989. From 1994 to 1995, Mr. Tsujioka served as Vice President of Special Projects for Home Depot training store managers and district managers in a "back to basics" training program. From 1995 to 1996, Mr. Tsujioka was Vice President of Merchandising for Home Depot. From 1989 to 1993, Mr. Tsujioka was retired.

   CHRIS LANE, 37, was elected as a Director of the Company in February 1997 and has been a consultant to the Company since 1995. Mr. Lane was appointed Chief Financial Officer of the Company in April 1997. From 1992 to 1997, Mr. Lane performed merger and acquisition and litigation support services as a partner with the Orange County, California accounting firm of Kieckhafer, Lane & Schiffer LLP. From 1986 to 1992, Mr. Lane was with Arthur Andersen LLP. He was an Audit Manager when he left the firm in 1992. In June 1997, Mr. Lane also entered into an agreement with KRG Capital agreeing to act as a Director of KRG Capital. Mr. Lane holds a Bachelor's Degree in Economics and an MBA in Management from the University of California, Irvine.

    MARK M. KING, 38, has been a Director of the Company since February 1997. Mr. King is the founder and a Managing Director of KRG Capital. Mr. King has 14 years experience as a senior executive, an investment banker, and the lead principal in the completion of 29 strategic acquisitions involving middle market companies. From September 1994 to January 1996, Mr. King served as Vice President of LM Capital Corporation, a registered investment advisor specializing in private and public equity investments and strategic acquisitions. From 1988 to 1992, Mr. King was the Co-Founder, President, and Vice Chairman of Industrial Services Technologies, Inc. ("IST"), a provider of maintenance services to the refinery, fertilizer and chemical industries and from 1992 to the present, he has served as Vice Chairman of IST. Mr. King serves as a director of various private companies.

   JAMES A. JOHNSON, 60, has been a Director of the Company since February 1997. Mr. Johnson is the co-founder of and has been a Managing General Partner of Apex Investment Partners, a Chicago based manager of investment funds, since 1988. Prior to founding Apex, from 1986 to 1988, Mr. Johnson was the co-founder and general partner of Knightsbridge Partners, an investment banking firm. From 1974 to 1986, Mr. Johnson served in various positions, including Senior Vice President, with Beatrice Companies. From 1965 to 1974, Mr. Johnson held various positions, including Senior Manager, with KPMG Peat Marwick. Mr. Johnson serves as a director of various private companies.

   CHARLES A. HAMILTON, 49, has been a Director of the Company since February 1997. Mr. Hamilton has over 27 years of investment experience in the fields of security analysis, corporate finance and venture capital. He is currently a principal in the private equity group at Robertson, Stephens Funds, which has been a wholly-owned subsidiary of BancAmerica since October 1997. He had previously served as managing director of Robertson, Stephens & Company since 1981. Mr. Hamilton has served as a director of numerous venture-financed companies in recent years and he is presently on the board of ten private companies.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF ALL NOMINEES FOR DIRECTOR TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

           INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

   The Committees of the Board of Directors consist of an Audit Committee and a Compensation Committee. The Board of Directors held six meetings during the fiscal year ended March 31, 1998. During the 1998 fiscal year, all Directors attended 100% of the total meetings of the Board of Directors and Committees of the Board of Directors on which they served. Members of the Company's Board of Directors serve without cash compensation.

    Audit Committee. The members of the Audit Committee are Messrs. King, Johnson and Hamilton. The Audit Committee oversees actions taken by the Company's independent auditors, recommends the engagement of auditors and reviews the Company's internal accounting policies and practices. Mr. Johnson chairs the Audit Committee.

    Compensation Committee. The members of the Compensation Committee are Messrs. King, Johnson and Hamilton. The Compensation Committee approves the compensation of executives of the Company, makes recommendations to the Board of Directors with respect to standards for setting compensation levels and administers the Company's incentive plans. Mr. King chairs the Compensation Committee.


                       COMPENSATION OF EXECUTIVE OFFICERS

   The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended March 31, 1998 and 1997, of those persons who are the Company's Chief Executive Officer and four other most highly compensated officers (collectively referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                      LONG-TERM
                                                                                    COMPENSATION
                                                    ANNUAL                          ------------
                                     MARCH 31,   COMPENSATION                        SECURITIES      ALL OTHER
                                    ----------------------------------------         UNDERLYING     COMPENSATION
     NAME AND PRINCIPAL POSITION    YEAR ENDED    SALARY($)        BONUS($)          OPTIONS(#)        ($)(a)
--------------------------------    ----------   ----------       ----------         ----------     ------------
Greg Grosch ......................      98       $  300,000       $   56,585               --       $   17,175
  Chairman, President and               97          408,763               --               --           33,419
  Chief Executive Officer
Dan Tsujioka .....................      98          190,976               --               --              104
  Executive Vice                        97           54,788               --           38,019               --
  President-Merchandising
Chris Lane .......................      98          177,615               --               --               21
  Chief Financial
  Officer, Senior Vice
  President Finance
Richard Gagnon ...................      98          194,005        1,060,000               --           33,728
  Senior Vice President                 97          190,649          121,507               --            5,218
  and National Sales
  Manager
Jack Karg ........................      98          134,450               --               --              540
  Vice President and                    97           97,731           30,000           24,795               --
  Chief Operations Officer

----------
(a) Amounts shown include the Company's contribution to the named individuals' 401(k) plan, life insurance and additional disability and unemployment policies.

                        OPTION GRANTS IN LAST FISCAL YEAR

    No options were granted to the Named Executive Officers during the fiscal year ended March 31, 1998.


                      OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

   The following table sets forth information concerning the aggregate number of options exercised during the fiscal year ended March 31, 1998, by each of the Named Executive Officers of the Company and outstanding options held by each such office at March 31, 1998.


                                                  NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED
                                                        OPTIONS AT          IN-THE-MONEY OPTIONS AT
                    NUMBER OF                         MARCH 31, 1998          MARCH 31, 1998 (a)
                 SHARES ACQUIRED     VALUE      --------------------------  ----------------------
     NAME          ON EXERCISE      REALIZED    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------   ---------------    --------    -----------  -------------  -----------  -------------
Greg Grosch              -             -             --             --             --             --
Dan Tsujioka             -             -          7,604         30,415       $156,034       $624,115
Chris Lane               -             -             --             --             --             --
Richard Gagnon           -             -             --             --             --             --
Jack Karg                -             -          4,959         19,836        101,758        407,034

--------
(a) Value is determined by subtracting the exercise price from the fair market value (the closing price for the Common Stock as reported by the Nasdaq National Market) as of March 31, 1998 ($23.00) and multiplying the resulting number by the number of underlying shares of Common Stock.

EMPLOYMENT AGREEMENTS

   Grosch Employment Agreement. In November 1997, the Company and Mr. Grosch entered into an amended employment agreement (the "Grosch Employment Agreement") providing for Mr. Grosch's employment as Chairman, President and Chief Executive Officer. The initial employment period expires March 2002 and will automatically extend for successive one year periods thereafter unless the Company or Mr. Grosch gives notice of intent not to renew.

   The Grosch Employment Agreement provides for a base salary of $400,000 plus
(i) an annual incentive bonus based upon the Company's operating performance and
(ii) specified cost of living increases. In addition, the Company has taken out a key man life insurance policy on Mr. Grosch's life payable to the Company.

   Upon termination by Mr. Grosch for good reason or termination by the Company without cause, Mr. Grosch would be entitled to receive his base salary during the period that is the lesser of (i) three years or (ii) the remainder of the term, plus a supplemental severance payment. The Grosch Employment Agreement also provides that the Company may terminate Mr. Grosch for cause, and Mr. Grosch would be entitled to receive his base salary during the period that is the lesser of (i) two years or (ii) the remainder of the term, plus a maximum supplemental severance payment of $375,000. The Grosch Employment Agreement includes a confidentiality provision and a non-solicitation provision.

   Gagnon Employment Agreement. In February 1997, the Company and Mr. Gagnon entered into an employment agreement (the "Gagnon Employment Agreement") providing for Mr. Gagnon's employment as Senior Vice President and National Sales Manager of the Company. The initial employment period expires February 2002 and shall automatically extend for successive one year periods thereafter unless the Company or Mr. Gagnon gives notice of intent not to renew.

   The Gagnon Employment Agreement provides for a base salary of approximately $200,000 plus (i) an annual fixed bonus of approximately $100,000 based on the Company's operating performance, (ii) an annual variable incentive bonus based upon the Company's operating performance and (iii) specified cost of living increases. An additional incentive bonus of $1,000,000 was paid to Mr. Gagnon after the Company's initial public offering in October 1997.

   Upon termination by Mr. Gagnon for good reason or termination by the Company without cause, Mr. Gagnon would be entitled to receive (i) his base salary during the period that is the lesser of twelve months or the remainder of the term, and (ii) a prorated portion of any fixed or variable bonus earned through the date of termination. The Gagnon Employment Agreement also provides that if the Company terminates Mr. Gagnon for cause or if Mr. Gagnon employment terminates as a result of voluntary resignation, he would be entitled to receive his base salary only through the date of termination.

   The Gagnon Employment Agreement also includes a confidentiality provision, a non-solicitation provision, and a nondisclosure and invention and copyright assignment agreement.

   Lane Employment Agreement. In April 1997, the Company and Mr. Lane entered into an employment agreement (the "Lane Employment Agreement") providing for Mr. Lane's employment as Chief Financial Officer and Senior Vice President of Finance. The initial employment period expires April 2002 and will automatically extend for successive one year periods thereafter unless the Company or Mr. Lane gives notice of intent not to renew.

   The Lane Employment Agreement provides for a base salary of $300,000 plus specified cost of living increases. Upon termination by Mr. Lane for good reason or termination by the Company without cause, Mr. Lane would be entitled to receive his base salary during the period that is the lesser of (i) twelve months or (ii) the remainder of the term. The Lane Employment Agreement includes a confidentiality provision and a non-solicitation provision.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Compensation Committee of the Board of Directors are Mark King, Managing Director of KRG Capital; James Johnson, Managing General Partner of Apex Investment Partners and Chuck Hamilton, Principal of Robertson, Stephens Funds. Mark King is chairman of the Compensation Committee.

   All decisions with respect to compensation were either made or ratified by the current Committee. There were no interlocks.

                        REPORT OF COMPENSATION COMMITTEE

   The Compensation Committee (the "Committee") of the Company met four times during the fiscal year ended March 31, 1998. At the meetings the Committee reviewed and made recommendations to the Board of Directors on cash and other compensation for the Company's executive officers.

   In making its recommendations, the Committee took into account many factors in determining aggregate compensation, including awards of stock options and a proposed management bonus program. The factors considered by the Committee include (1) the financial results of the Company for the preceding fiscal year,
(2) the performance of the Company's stock, (3) the experience level and performance of the executive officers, (4) the compensation paid to executive officers in prior years and (5) compensation of executive officers employed by companies in industries similar to that of the Company. The committee also considered and intended to set executive compensation policies in order to preserve qualifying compensation deductions under 162(m) of the Internal Revenue Code which could limit certain deductions for executive compensation. The Committee did not weigh one or more of these factors more heavily than others, but did consider the relationship of an employee's responsibilities to the factors.

   The Committee awards stock options to employees based on salary levels, special circumstances such as promotions and contractual commitments, and performance, experience and level of responsibility of each executive. The Company's executive officers have a significant equity ownership in the Company, and the Committee is of the view that this has been and continues to be a key factor in focusing the efforts of management in building stockholder value.

   In 1998, the compensation to executive officers was comprised of (1) annual salary, (2) a cash bonus based on performance of the executive, and (3) other employee benefits, which are described in the Proxy Statement. See "Compensation of Executive Officers".

   The members of the Compensation Committee are Mark King , James Johnson and Chuck Hamilton.

                               PERFORMANCE GRAPHS

   The following graph shows a comparison of cumulative total returns for the Company, the Russell 2000, Nasdaq Retail and Non-Financial Trades and the Company's Peer Group for the period during which the Company's Common Stock has been registered under Section 12 of the Exchange Act. The Company constructed Peer Group Index includes the following companies: Fastenal Co. and JLK Direct Distribution Inc.

                           White Cap Industries, Inc.
                               Stock Price Quotes


                       10/31/97    11/28/97    12/31/97     1/30/98     2/27/98     3/31/98     4/30/98    5/29/98      6/30/98
                       --------------------------------------------------------------------------------------------------------
Russell 2000            100.000      99.229     100.868      99.259     106.594     110.945     111.455     105.392     105.569
NASDAQ Non-Financial    100.000      99.840      96.452     100.758     111.094     115.237     117.286     110.705     119.192
NASDAQ Retail           100.000     102.256     101.957     103.419     112.821     122.370     122.635     118.131     124.959
Fastenal                100.000     108.163      78.061      89.669      89.541      88.520     114.159     101.020      94.771
JLK                     100.000      94.990      93.528     116.493     125.261     125.261     106.472      78.497      75.992
White Cap               100.000     100.987      98.026      90.789      89.474     121.053     114.474     110.526      94.737

   Assumes $100 invested on October 23, 1997.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTION ADVISORY AGREEMENT

   KRG Capital and the Company are parties to a transaction advisory agreement pursuant to which the Company pays to KRG Capital an annual transaction advisory fee of $200,000 and a formula based transaction fee payable upon the completion of additional acquisitions by the Company. The transaction fee is (i) $50,000 for any transactions where the aggregate transaction value is $20 million or less, unless the Board of Directors determines the transaction presents unusual complexities in which case the fee may be adjusted upward upon approval of the Board of Directors, and (ii) an amount to be agreed upon and approved by the Board of Directors, but in no event less than $50,000, for any transaction where the aggregate transaction value exceeds $20 million.

STOCKHOLDER AGREEMENT

   The Company, KRG Capital, Mr. Grosch and certain affiliates of KRG Capital are parties to an Amended and Restated Stockholders Agreement (the "Stockholders Agreement"). The Stockholders Agreement has a term of ten years. The Stockholders Agreement provides that so long as Mr. Grosch or parties related to KRG Capital hold at least 5% of the issued and outstanding Common Stock, (i) Mr. Grosch and KRG Capital each are entitled to designate one director, (ii) the stockholder parties will vote all of their shares for such designees and (iii) KRG Capital is entitled to have one additional KRG Capital principal attend all board meetings as a non-voting observer.

LEASES

   The Company leases two properties located in Las Vegas, Nevada and San Juan Capistrano, California, respectively, from Greg Grosch and his wife. Both leases were entered into in May 1994 and are six year leases renewable for 4 successive five year terms at the Company's option. Monthly rent under the leases is $5,761 for the Las Vegas property and $9,135 for the San Juan Capistrano property. The terms of each lease are to be renegotiated upon each renewal. Payments under the Las Vegas lease totaled $69,469 in the fiscal year ended March 31, 1998, and payments under the San Juan Capistrano lease totaled $109,620 in such year.

    The Company also leases a property in Riverside, California from Black Marlin Investment Company and the Nuttal Trust (the "Landlord"). Black Marlin Investment Company is wholly owned by Mr. and Mrs. Grosch. The Riverside lease has a term of six years expiring in 2002. Monthly rent under the Riverside lease is $7,403. Payments under the Riverside Lease to the Landlord totaled $88,843 in the fiscal year ended March 31, 1998.

   The Company is a guarantor of certain indebtedness of Greg Grosch, his wife and the Landlord secured by mortgages on the three properties described above. The Company believes that the terms of the leases described above are no less favorable to the Company than terms that could be obtained with unaffiliated third parties in arms-length transactions.

CERTAIN STOCKHOLDERS

    Apex Investment Fund III, L.P., Apex Strategic Partners LLC and Argentum Capital Partners, L.P. combined own more than 10% of the common equity of the Company.

CREDIT AGREEMENT

An affiliate of BancAmerica Robertson Stephens is a lender under the Company's existing credit agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers, Inc. Directors, officers and greater than 10% stockholders are required by the commission to furnish the Company with copies of the reports they file.

   Based solely on its review of the copies of such reports and written representations from certain reporting persons that certain reports were not required to be filed by such persons, the Company believes that all of its directors, officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended March 31, 1998.


                                 PROPOSAL NO. 2

   APPROVE AN INCREASE OF 500,000 SHARES IN THE COMPANY'S 1997 INCENTIVE PLAN

   The Board of Directors (the "Board) of the Company has adopted, subject to shareholder approval, an amendment (the "Amendment") to the 1997 Long-Term Equity Incentive Plan (the "Incentive Plan") in order to increase the maximum number of shares of Common Stock of the Company, par value $.01 per share (the "Common Stock") subject to options that may be outstanding at any time under the Option Plan from 500,000 to 1,000,000. The Board believes that an increase in performance-related incentives will further attract, retain and motivate the best qualified officers and managers and further enhance the long-term mutuality of interest between the Company's shareholders and its officers and key employees. The Amendment does not otherwise modify any of the material terms of the Incentive Plan. The material terms are summarized below.

   The Compensation Committee of the Board (the "Committee"), which is responsible for administering the Incentive Plan, from time to time grants incentive awards, including stock options, directors, employees and other key individuals who perform services for the Company and its subsidiaries.

THE INCENTIVE PLAN

   The Incentive Plan provides for the granting to directors, employees and other key individuals who perform services for the Company and its subsidiaries ("Participants") of the following types of incentive awards: stock options, stock appreciation rights ("SARs"), restricted stock, performance units, performance grants and other types of awards that the Committee deems to be consistent with the purposes of the Incentive Plan.

   The Committee has exclusive discretion to select the Participants and to determine the type, size and terms of each award, to modify the terms of awards, to determine when awards will be granted and paid, and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the Incentive Plan. The Incentive Plan is scheduled to terminate ten years from the date that the Incentive Plan was initially approved and adopted by the stockholders of the Company, unless extended for up to an additional five years by action of the Board. With limited exceptions, including termination of employment as a result of death, disability or retirement, or except as otherwise determined by the Committee, rights to these forms of contingent compensation are forfeited if a recipient's employment or performance of services terminates within a specified period following the award. Generally, a Participant's rights and interest under the Incentive Plan are not transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order.

   Options, which include nonqualified stock options and incentive stock options, are rights to purchase a specified number of shares of Common Stock at a price fixed by the Committee. The option price may be less than, equal to or greater than the fair market value of the underlying shares of Common Stock, but in no event shall the exercise price of an incentive stock option be less than fair market value on the date of grant. Options generally will expire not later than ten years after the date on which they are granted. Options become exercisable at such times and in such installments as the Committee shall determine. Payment of the option price must be made in full at the time of exercise in such form (including, but not limited to, cash or Common Stock of the Company) as the Committee may determine.

   An SAR may be granted alone, or in tandem with options, either at the time of grant of the related option or by amendment thereafter to an outstanding option. SARs granted in tandem with options shall be exercisable only when, to the extent and on the condition that any related option is exercisable. The exercise of an option shall result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related option to the extent the SAR is exercised.

   Upon the exercise of an SAR, the Participant shall be entitled to a distribution in an amount equal to the difference between the fair market value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, any option to which the SAR is related, multiplied by the number of shares of Common Stock as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in shares of Common Stock having a fair market value equal to such amount, in other securities having a fair market value equal to such amount or in a combination thereof.

   A restricted stock award is an award of a given number of shares of Common Stock which are subject to a restriction against transfer and to a risk of forfeiture during a period set by the Committee. During the restriction period, the Participant generally has the right to vote and receive dividends on the shares. Dividends received while under restriction are treated as compensation.

   Performance awards are those whose final value, if any, is determined by the degree to which specified performance objectives have been achieved during an award period set by the Committee, subject to such adjustments as the Committee may approve based on relevant factors. Performance objectives are based on such measures of performance, including, without limitation, measures of Company, unit or Participant performance, or any combination of the foregoing, as the Committee may determine. The Committee may make such adjustments in the computation of any performance measure as it deems appropriate. The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company's performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in shares of Common Stock, cash, other securities of the Company, or any combination thereof, as the Committee may determine.

   Upon the liquidation or dissolution of the Company all outstanding awards under the Incentive Plan shall terminate immediately prior to the consummation of such liquidation or dissolution, unless otherwise provided by the Committee. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares or other property reserved for issuance under the Incentive Plan, in the number and kind of shares or other property covered by grants previously made under the Incentive Plan, and in the exercise price of outstanding options and SARs. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a change in control is to occur, all of the Company's obligations regarding options, SARs performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE INCENTIVE PLAN.

                                 PROPOSAL NO. 3

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   The firm of Arthur Andersen LLP has been provisionally designated by the Board of Directors to examine the financial statements of the Company for the fiscal year ending March 31, 1999. The Board may appoint a new firm of independent public accountants at any time if it believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders, by the affirmative vote of a majority of the shares represented at the Annual Meeting, do not vote to ratify the decision to retain Arthur Andersen LLP, the selection of independent public accountants will be reconsidered by the Board. Arthur Andersen LLP served as independent public accountants of the Company for the fiscal year ended March 31, 1998. It is anticipated that a representative of Arthur Andersen LLP will be present at the Annual Meeting and will be available to answer any appropriate questions from the stockholders and will be given the opportunity to make a statement should the representative desire to do so.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS.


                                 OTHER BUSINESS

   The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.


                                  ANNUAL REPORT

   A copy of the Company's Annual Report to Stockholders is being mailed to each stockholder of record together with this Proxy Statement. The Company has also filed with the Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 1998 ("10-K").


                              STOCKHOLDER PROPOSALS

   Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received at the principal executive office of the Company not later than April 28, 1999, for inclusion in next year's Proxy Statement and Proxy Card. All such proposals should be in compliance with applicable Securities and Exchange Commission regulations.

                                        By Order of the Board of Directors



                                        DAN TSUJIOKA
                                        Secretary

Costa Mesa, California
August 28, 1998

                                                                      APPENDIX A


                           WHITE CAP INDUSTRIES, INC.
                      1997 LONG-TERM EQUITY INCENTIVE PLAN


1.      Purpose.

               This plan shall be known as the White Cap Industries, Inc. 1997 Long-Term Equity Incentive Plan (the "Plan"). The purpose of the Plan shall be to promote the long-term growth and profitability of White Cap Industries, Inc. (the "Company") and its Subsidiaries (as defined below) by (i) providing certain directors, officers and key employees of, and certain other key individuals who perform services for, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. Grants of incentive or nonqualified stock options, stock appreciation rights ("SARs"), either alone or in tandem with options, restricted stock, performance awards, or any combination of the foregoing may be made under the Plan.

2.      Definitions.

               (a) "Board of Directors" and "Board" mean the board of directors of the Company.

               (b) "Cause" means the occurrence of one of the following events:

                   (i) Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

                   (ii) Conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

                   (iii) Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or

                   (iv) Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

               (c) "Change in Control" means the occurrence of one of the following events:

                   (i) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                   (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

                   (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

                   (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets, other than a sale to an Exempt Person.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means the Compensation Committee of the Board. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code.

               (f) "Common Stock" means the Common Stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

               (g) "Competition" is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

               (h) "Disability" means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee.

               (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (j) "Exempt Person" means (i) Greg Grosch or KRG Capital Partners, LLC, (ii) any person, entity or group under the control of any party included in clause (i) (including by virtue of a voting agreement giving such party voting control over shares of the Company's capital stock held by such person, entity or group), or (iii) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

               (k) "Fair Market Value" of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the "Market") for the immediately preceding trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or withholding taxes and to compute the withholding taxes.

               (l) "Incentive Stock Option" means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

               (m) "Non-Employee Director" has the meaning given to such term in Rule 16b-3 under the Exchange Act.

               (n) "Nonqualified Stock Option" means any stock option other than an Incentive Stock Option.

               (o) "Other Company Securities" mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

               (p) "Retirement" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

               (q) "Subsidiary" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.      Administration.

               The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee" shall be deemed to mean the Board for all purposes herein. The Committee shall consist of at least two directors. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made,
(iii) modify the terms of grants made under the Plan, (iv) interpret the Plan and grants made thereunder, (v) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vi) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person's own willful misconduct or as expressly provided by statute.

               The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

4.      Shares Available for the Plan.

               Subject to adjustments as provided in Section 15, an aggregate of 500,000 shares of Common Stock (the "Shares") may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued, or shares which are held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, such unpurchased or forfeited Shares shall thereafter be available for further grants under the Plan unless, in the case of options granted under the Plan, related SARs are exercised.

               Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5.      Participation.

               Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and key employees of, and other key individuals performing services for, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ of or the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

               Incentive Stock Options or Nonqualified Stock Options, SARs , alone or in tandem with options, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called "optionees" or "grantees," as the case may
be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6.      Incentive and Nonqualified Options.

               The Committee may from time to time grant to eligible participants Incentive Stock Options, Nonqualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

               It is the Company's intent that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such nonqualification, the stock option represented thereby shall be regarded as a Nonqualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Nonqualified Stock Options.

               (a) Price. The price per Share deliverable upon the exercise of each option ("exercise price") shall be established by the Committee, except that in the case of the grant of any Incentive Stock Option, the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less that 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code.

               (b) Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft or money order), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options' exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing. Options may also be exercised upon payment of the exercise price of the Shares to be acquired by delivery of the optionee's promissory note, but only to the extent specifically approved by and in accordance with the policies of the Committee.

               In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee's broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the share(s) of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

               In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Share(s) withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option.

               (c) Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but, except as otherwise provided herein, in no event shall an option be exercisable in whole or in part, in the case of a Nonqualified Stock Option or an Incentive Stock Option (other than as described below), more than ten years from the date it is granted or, in the case of an Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, if required by the Code, more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Unless otherwise provided herein or in the terms of the related grant, an optionee may exercise an option only if he or she is, and has continuously since the date the option was granted, been a director, officer or employee of or performed other services for the Company or a Subsidiary. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

               (d) Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code) may not exceed $100,000.

               (e)    Termination; Change in Control.

                   (i) If a participant ceases to be a director, officer or employee of , or to perform other services for, the Company and any Subsidiary due to death or Disability, all of the participant's options and SARs shall become fully vested and exercisable and shall remain so for a period of one year from the date of such death or Disability, but in no event after the expiration date of the options or SARs. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of
Section 422(e)(3) of the Code, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code.

                   (ii) If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant's options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of up to three years after the date of Retirement, but in no event after the expiration date of the options or SARs ; provided that the participant does not engage in Competition during such three-year period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code.

                   (iii) If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, all of the participant's options and SARs shall be forfeited immediately upon such cessation, whether or not then exercisable.

                   (iv) Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant's options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options or SARs and (B) all of the participant's options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

               (f) Grant of Reload Options. The Committee may provide (either at the time of grant or exercise of an option), in its discretion, for the grant to a grantee who exercises all or any portion of an option ("Exercised Options") and who pays all or part of such exercise price with shares of Common Stock, of an additional option (a "Reload Option") for a number of shares of Common Stock equal to the sum (the "Reload Number") of the number of shares of Common Stock tendered or withheld in payment of such exercise price for the Exercised Options plus, if so provided by the Committee, the number of shares of Common Stock, if any, tendered or withheld by the grantee or withheld by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements. The terms of each Reload Option, including the date of its expiration and the terms and conditions of its exercisability and transferability, shall be the same as the terms of the Exercised Option to which it relates, except that (i) the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates and (ii) the exercise price for each Reload Option shall be the Fair Market Value of the Common Stock on the grant date of the Reload Option.

7.      Stock Appreciation Rights.

               The Committee shall have the authority to grant SARs under this Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). SARs shall be subject to such terms and conditions as the Committee may specify.

               No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, any options to which the SARs correspond. Prior to the exercise of the SAR and delivery of the cash and/or Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

               SARs granted in tandem with options shall be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option shall result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related option to the extent the SAR is exercised.

               Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, any option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in Shares having a Fair Market Value equal to such amount, in Other Company Securities having a Fair Market Value equal to such amount or in a combination thereof.

               All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable. An SAR granted in tandem with options shall expire at the same time as any related option expires and shall be transferable only when, and under the same conditions as, any related option is transferable.

8.      Restricted Stock.

               The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise provided in the third paragraph of this
Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

               The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

               Except as otherwise provided by the Committee, at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

9.      Performance Awards.

               Performance awards may be granted to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards so granted to a participant and the appropriate period over which performance is to be measured (a "performance cycle"). Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock.

               The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee.

               The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the participant, the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

               The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company's performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, Other Company Securities, or any combination thereof, as the Committee may determine.

               A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that, except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the participant shall earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company's performance over that portion of such cycle.

10.     Withholding Taxes.

        (a) Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver shares of Common Stock pursuant to this Section 10(a), such delivery must be made subject to the conditions and pursuant to the procedures set forth in
Section 6(b) with respect to the delivery of Common Stock in payment of the exercise price of options.

        (b) Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of Shares under the Plan, or to retain or sell without notice a sufficient number of the Shares to be issued to such grantee to cover any such taxes, the payment of which has not otherwise been provided for in accordance with the terms of the Plan, provided that the Company shall not sell any such Shares if such sale would be considered a sale by such grantee for purposes of Section 16 of the Exchange Act that is not exempt from matching thereunder.

11.     Written Agreement; Vesting.

               Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7, 8, 9 and 15, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

12.     Transferability.

               Unless the Committee determines otherwise, no option, SAR, performance award, or restricted stock granted under the Plan shall be transferable by a participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option, SAR, or performance award may be exercised only by the optionee or grantee thereof or his guardian or legal representative; provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder.

13.     Listing, Registration and Qualification.

               If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out and no Shares may be issued unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

               It is the intent of the Company that the Plan comply in all respects with Section 162(m) of the Code, that awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Section 162(m), as the case may be.

14.     Transfer of Employee.

               The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15.     Adjustments.

               In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property reserved for issuance under the Plan, in the number and kind of Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company's obligations regarding options, SARs performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

               Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee's discretion.

16.     Termination and Modification of the Plan.

               The Board of Directors or the Committee, without approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any listing requirement of the principal stock exchange on which the Common Stock is then listed.

17.     Amendment or Substitution of Awards under the Plan.

               The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares); provided that, except as otherwise provided in Section 15, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan.

18.     Commencement Date; Termination Date.

               The date of commencement of the Plan shall be October __, 1997, subject to approval by the shareholders of the Company. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on October __, 2007. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any grant of options or other incentives theretofore granted under the Plan.

19. Governing Law. The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions.

                           WHITE CAP INDUSTRIES, INC.

             For Annual Meeting of Stockholders - September 22, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               The undersigned hereby appoints Chris Lane and Dan Tsujioka, and
P each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and
R each of them, to vote all the shares of capital stock of the Corporation which the undersigned is entitled to vote at said meeting and any
O adjournment thereof upon the matters specified below and upon such other matters as may be properly brought before the meeting or any adjournments
X thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the
Y    meeting and revoking any proxy heretofore given.

               THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEM 2 AND 3 AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL 4.

                                   SEE REVERSE
                                      SIDE


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]   Please mark votes
      as in this example.

1.    To elect a Board of Directors for the ensuing year.

NOMINEES: Greg Grosch, Dan Tsujioka, Chris Lane, Mark
King, Chuck Hamilton, James Johnson.


FOR   [ ]               WITHHELD   [ ]


[ ] ___________________ MARK HERE FOR ADDRESS          [ ]
                        CHANGE AND NOTE BELOW.

For all nominees except as noted above


2. To increase the number of shares in the 1997 Incentive Plan.

FOR            [ ]

AGAINST        [ ]

ABSTAIN        [ ]

3. To ratify the election of the firm of Arthur Andersen LLP as auditors for the fiscal year ending March 31, 1999.

FOR            [ ]

AGAINST        [ ]

ABSTAIN        [ ]

4. To transact such other business as may properly come before the meeting.


                                                (If signing as attorney,
                                                executor, trustee or guardian,
                                                please give your full title as
                                                such. If shares are held
                                                jointly, each holder should
                                                sign.)

                                                Signature:
                                                           ------------------
                                                Date:
                                                           ------------------

                                                Signature:
                                                           ------------------
                                                Date:
                                                           ------------------